UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
June 13, 2012

Valhi, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-5467	87-0110150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 1.02	Termination of a Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed by Kronos Worldwide, Inc., a Delaware corporation and an affiliate of the registrant ("Kronos Worldwide"), under Items 1.01, 1.02, 2.03 and 2.04 of the Current Report on Form 8-K that Kronos Worldwide (File No. 1-31763) filed with the U.S. Securities and Exchange Commission on June 18, 2012 and an amendment to such current report that Kronos Worldwide filed on June 19, 2012 are hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The registrant will furnish a copy of any of the exhibits listed below upon payment of $4.00 per exhibit to cover our costs to furnish the exhibits.  Pursuant to Item 601(b)(4)(iii) of Regulation S-K, any instrument defining the rights of holders of long-term debt issues and other agreements related to indebtedness which do not exceed 10% of consolidated total assets as of December 31, 2011 will be furnished to the Commission upon request.

(d)	Exhibits

	Item No.	Exhibit Index

10.1
Credit Agreement, dated June 13, 2012, by and among Kronos Worldwide, Inc. and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K dated June 13, 2012 and filed by Kronos Worldwide, Inc. (Exchange Act No. 1-31763) on June 18, 2012).

10.2
Guaranty and Security Agreement, dated June 13, 2012, among Kronos Worldwide, Inc., Kronos Louisiana, Inc., Kronos (US), Inc., Kronos International, Inc. and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K dated June 13, 2012 and filed by Kronos Worldwide, Inc. (Exchange Act No. 1-31763) on June 18, 2012).

10.3
Intercreditor Agreement dated as of June 18, 2012, by and between Wells Fargo Capital Finance and Wells Fargo Bank, National Association, and acknowledged by Kronos Worldwide, Inc., Kronos Louisiana, Inc. and Kronos (US), Inc. (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K/A dated June 13, 2012 and filed by Kronos Worldwide, Inc. (Exchange Act No. 1-31763) on June 19, 2012).

10.4
Satisfaction and Discharge of Indenture, Release, Assignment and Transfer, dated as of June 14, 2012, issued by The Bank of New York Mellon, formerly known as The Bank of New York, a New York banking corporation (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K dated June 13, 2012 and filed by Kronos Worldwide, Inc. (Exchange Act No. 1-31763) on June 18, 2012).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valhi, Inc.
(Registrant)

By: /s/ Gregory M. Swalwell
Date: June 26, 2012	Gregory M. Swalwell Vice President and Controller

INDEX TO EXHIBITS

Item No.	Exhibit Index

10.1
Credit Agreement, dated June 13, 2012, by and among Kronos Worldwide, Inc. and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K dated June 13, 2012 and filed by Kronos Worldwide, Inc. (Exchange Act No. 1-31763) on June 18, 2012).

10.2
Guaranty and Security Agreement, dated June 13, 2012, among Kronos Worldwide, Inc., Kronos Louisiana, Inc., Kronos (US), Inc., Kronos International, Inc. and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K dated June 13, 2012 and filed by Kronos Worldwide, Inc. (Exchange Act No. 1-31763) on June 18, 2012).

10.3
Intercreditor Agreement dated as of June 18, 2012, by and between Wells Fargo Capital Finance and Wells Fargo Bank, National Association, and acknowledged by Kronos Worldwide, Inc., Kronos Louisiana, Inc. and Kronos (US), Inc. (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K/A dated June 13, 2012 and filed by Kronos Worldwide, Inc. (Exchange Act No. 1-31763) on June 19, 2012).

10.4
Satisfaction and Discharge of Indenture, Release, Assignment and Transfer, dated as of June 14, 2012, issued by The Bank of New York Mellon, formerly known as The Bank of New York, a New York banking corporation (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K dated June 13, 2012 and filed by Kronos Worldwide, Inc. (Exchange Act No. 1-31763) on June 18, 2012).